UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MORGAN STANLEY INSTITUTIONAL FUND, INC.

on behalf of its

Active International Allocation Portfolio

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF ADJOURNED SPECIAL MEETING

February 15, 2018

Dear Shareholder:

We are writing to notify you that the special meeting (the “Special Meeting”) of the shareholders of the Active International Allocation Portfolio (the “Fund”), a portfolio of Morgan Stanley Institutional Fund, Inc. (the “Company”), which was originally scheduled for and convened on December 8, 2017, as adjourned from time to time, has been further adjourned to a new date of March 23, 2018 and will be reconvened on such date. The Special Meeting will be held at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, New York, NY 10036 at 9:00 a.m., Eastern Time.

The purpose of the Special Meeting is:

1.              To change the Fund’s investment objective.

2.              To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

To comply with applicable law with respect to the record date for such an adjourned shareholder meeting, the Board of Directors of the Company has established a new record date of February 9, 2018 (the “New Record Date”) for the adjourned Special Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of and to vote at the adjourned Special Meeting (and any further adjournments thereof). The information in this letter amends the Notice of Special Meeting of Shareholders (the “Original Notice”) and the Proxy Statement for Morgan Stanley Institutional Fund, Inc. (the “Proxy Statement”) and any other information about the Special Meeting. If you were a shareholder of the Fund on October 10, 2017 (the “Original Record Date”), you previously received the Original Notice and the Proxy Statement. If you were not a shareholder of the Fund on the Original Record Date, enclosed is the Original Notice and Proxy Statement.

—IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, either because you have not previously received the Original Notice and Proxy Statement or because you did receive the Original Notice and Proxy Statement but have not yet voted, please cast your vote on the enclosed proxy card and return in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Company recommends a vote ‘‘FOR’’ the proposal to change the Fund’s investment objective for the reasons discussed in the Proxy Statement.

PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

— IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet. You may also vote additional shares obtained subsequent to the Original Record Date and owned as of the New Record Date, as described herein.

— IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card. You may also vote additional shares obtained subsequent to the Original Record Date and owned as of the New Record Date, as described herein.

At the close of business on February 9, 2018 the Fund had 15,412,482.18 shares outstanding and entitled to vote. As of February 9, 2018, the Directors and officers of the Company as a group owned less than 1% of any Class of the outstanding common stock of the Fund. As of February 9, 2018, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the Fund’s outstanding shares:

Class I

Morgan Stanley & Co. LLC

Harborside Financial Center

Plaza II, 3rd Fl.

Jersey City, NJ 07311                                                                                                                                                                           92.86%

Class A

Morgan Stanley & Co. LLC

Harborside Financial Center

Plaza II, 3rd Fl.

Jersey City, NJ 07311                                                                                                                                                                           69.60%

Class A

State Street Bank & Trust Company

105 Rosemont Rd.

Westwood, MA 02090                                                                                                                                                                      7.47%

Class A

National Financial Services LLC

499 Washington Blvd.

Jersey City, NJ 07310                                                                                                                                                                           5.80%

Class L

Morgan Stanley & Co. LLC

Harborside Financial Center

Plaza II, 3rd Fl.

Jersey City, NJ 07311                                                                                                                                                                           73.43%

Class C

Wells Fargo Clearing Services LLC

2801 Market St.

Saint Louis, MO 63103                                                                                                                                                                  43.80%

Class C

Morgan Stanley Investment Management

485 Lexington Ave, 14th Fl.

New York, NY 10017                                                                                                                                                                            36.05%

To the extent the information in the Original Notice and Proxy Statement has not been amended by this Notice, such information remains applicable to this solicitation of proxies and the Special Meeting of Shareholders. If you would like another copy of the Original Notice and Proxy Statement, it is available at https://www.proxy-direct.com/mor-29701.

We appreciate your careful and prompt consideration of this matter.

Sincerely,

MARY E. MULLIN
Secretary

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Shareholder Meeting
522 Fifth Avenue 3rd Floor
New York, NY 10036
on March 23, 2018

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 23, 2018

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc.

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Portfolio held of record by the undersigned on February 9, 2018 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, 3rd Floor, New York, NY 10036, on March 23, 2018 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MSI_29701_020918

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on March 23, 2018.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-29701

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

		FOR	AGAINST	ABSTAIN

1.	To change the Fund’s investment objective.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

+

xxxxxxxxxxxxxx	MSI_29701	M xxxxxxxx

MORGAN STANLEY INSTITUTIONAL FUND, INC. SPECIAL MEETING FOR HOLDERS AS OF 2/9/18 TO BE HELD ON 3/23/18

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E37307-Z71880

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement

	PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain
1.	To change the Fund’s investment objective.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date